                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):        DECEMBER 31, 1999




                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



               DELAWARE                          333-74901                           25-1824148
   (State or other jurisdiction of       (Commission File Number)                 (I.R.S. Employer
   incorporation or organization)                                              Identification Number)


   500 HYDE PARK
   DOYLESTOWN, PENNSYLVANIA                                                             18901
   (Address of principal executive offices)                                          (Zip Code)



Registrant's telephone number, including area code:  (215) 345-6600





         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending December 31, 1999, payment date January 13, 2000

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending December 31, 1999, payment date January 13, 2000



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                DVI Receivables Corp. VIII
                                                -----------------------------
                                                (Registrant)



Dated:     January 21, 2000                     By:   /s/ Steven R. Garfinkel
                                                      -----------------------
                                                Steven R. Garfinkel
                                                Executive Vice President and
                                                Chief Financial Officer



                                       2